CHANGE OF CONTROL AGREEMENT


         This Change of Control Agreement (this "Agreement"), dated as of ______________, 199_, is between Itron, Inc., a Washington corporation (the "Company"), and NAME (the "Executive").

         The Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders to ensure that the Company will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined in Appendix A to this Agreement, which is incorporated herein by this reference) of the Company. The Board believes it is imperative to diminish the inevitable distraction of the Executive arising from the personal uncertainties and risks created by a pending or threatened Change of Control, to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending Change of Control, to encourage the Executive's willingness to serve a successor in an equivalent capacity, and to provide the Executive with reasonable compensation and benefits arrangements in the event that a Change of Control results in the Executive's loss of equivalent employment.

         In order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

1.       EMPLOYMENT

         1.1        Certain Definitions

                  (a) "Effective Date" shall mean the first date during the Change of Control Period (as defined in Section 1.1(b)) on which a Change of Control occurs.

                  (b) "Change of Control Period" shall mean the period commencing on the date of this Agreement and ending on the [first][second] anniversary of the date the Company gives notice to the Executive that the Change of Control Period shall be terminated.

         1.2        Employment Period

         The Company hereby agrees to continue the Executive in its employ or in the employ of its affiliated companies, and the Executive hereby agrees to remain in the employ of the Company or its affiliated companies, in accordance with the terms and provisions of this Agreement, for the period commencing on the Effective Date and ending on the [first][second][third] anniversary of such date (the "Employment Period").

         1.3        Position and Duties

         During the Employment Period, the Executive's position, authority, duties and responsibilities shall be at least reasonably commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the 90-day period immediately preceding the Effective Date.

         1.4        Location

         During the Employment Period, the Executive's services shall be performed at the Company's headquarters on the Effective Date or any office which is subsequently designated as the headquarters of the Company and is less than 50 miles from such location.

         1.5        Employment at Will

         The Executive and the Company acknowledge that, except as may otherwise be expressly provided under any other written employment agreement between the Executive and the Company, the employment of the Executive by the Company or its affiliated companies is "at will" and may be terminated by either the Executive or the Company or its affiliated companies at any time. Moreover, if prior to the Effective Date the Executive's employment with the Company or its affiliated companies terminates, then the Executive shall have no further rights under this Agreement.

         1.6        Board of Directors

         The Executive is either currently or at some future time may become a member of the Board. His continuation as such shall be subject to the will of the Company's stockholders and the Board, as provided in the Company's by-laws and certificate of incorporation. Removal of the Executive from, or nonelection of the Executive to, the Board by the Company's stockholders or the Board, as provided in the Company's by-laws and articles of incorporation, shall in no event be deemed a breach of this Agreement by the Company.

2.       ATTENTION AND EFFORT

         During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive will devote all of his professional productive time, ability, attention and effort to the business and affairs of the Company and the discharge of the responsibilities assigned to him hereunder, and will use his best efforts to perform faithfully and efficiently such responsibilities. It shall not be a violation of this Agreement for the Executive to (a) serve on corporate, civic or charitable boards or committees, (b) deliver lectures, fulfill speaking engagements or teach at educational institutions, and (c) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities in accordance with this Agreement. It is expressly understood and agreed that to the extent any such activities have been conducted by the Executive prior to the Employment Period, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) during the Employment Period shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

3.       COMPENSATION

         During the Employment Period, the Company agrees to pay or cause to be paid to the Executive, and the Executive agrees to accept in exchange for the services rendered hereunder by him, the following compensation:

         3.1        Salary

         The Executive shall receive an annual base salary (the "Annual Base Salary"), at least equal to the annual salary established by the Board or the Compensation Committee of the Board (the "Compensation Committee") prior to the Effective Date for the fiscal year in which the Effective Date occurs or, if the Executive's annual salary has not been established for the fiscal year in which the Effective Date occurs prior to the Effective Date, then the Annual Base Salary shall be the Executive's annual salary for the preceding fiscal year. The Annual Base Salary shall be paid in substantially equal installments and at the same intervals as the salaries of other officers of the Company are paid.

         3.2        Bonus

         In addition to Annual Base Salary, the Executive shall be awarded an annual bonus (the "Annual Bonus") in cash at least equal to the average annualized (for any fiscal year consisting of less than 12 full months) bonus paid or payable, including by reason of any deferral, to the Executive by the Company and its affiliated companies in respect of the three fiscal years immediately preceding the fiscal year in which the Effective Date occurs; provided, however, that payment of the Annual Bonus may be tied to either personal or Company performance goals reasonably consistent with those in the Company's bonus plan during the immediately preceding three fiscal years. Each such Annual Bonus shall be paid no later than 90 days after the end of the fiscal year for which the Annual Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual Bonus.

4.       BENEFITS

         4.1        Benefit Plans; Vacation

         During the Employment Period, the Executive shall be entitled to participate, subject to and in accordance with applicable eligibility requirements, in such fringe benefit programs as shall be provided to other executives of the Company and its affiliated companies from time to time during the Employment Period by action of the Board (or any person or committee appointed by the Board to determine fringe benefit programs and other emoluments), including, without limitation, paid vacations; any incentive, savings and retirement plan, practice, policy or program; and all welfare benefit plans, practices, policies and programs (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs).

         4.2        Expenses

         During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable employment expenses incurred by him in accordance with the policies, practices and procedures of the Company and its affiliated companies in effect for the executives of the Company and its affiliated companies during the Employment Period.

5.       TERMINATION

         Employment of the Executive during the Employment Period may be terminated as follows but, in any case, the nondisclosure and noncompetition provisions set forth in Section 8 hereof shall survive the termination of this Agreement and the termination of the Executive's employment with the Company:

         5.1        By the Company or the Executive

         Upon giving Notice of Termination (as defined below), the Company may terminate the employment of the Executive with or without Cause (as defined below), and the Executive may terminate his employment for Good Reason (as defined below) or for any reason, at any time during the Employment Period.

         5.2        Automatic Termination

         This Agreement and the Executive's employment during the Employment Period shall terminate automatically upon the death or Total Disability of the Executive. The term "Total Disability" as used herein shall mean the Executive's inability, as determined by a physician selected by the Company and acceptable to the Executive, to perform the duties set forth in Section 1.3 hereof for a period or periods aggregating 120 calendar days in any 12-month period as a result of physical or mental illness, loss of legal capacity or any other cause beyond the Executive's control, unless the Executive is granted a leave of absence by the Board; provided, however, that the Executive shall not be deemed to have a "Total Disability" if the Executive is capable of performing the essential functions of his position after being provided with such accommodation as may be necessary so long as such accommodation does not place undue burden on the Company. The Executive and the Company hereby acknowledge that the Executive's presence and ability to perform the duties specified in Section 1.3 hereof is of the essence of this Agreement.

         5.3        Notice of Termination

         Any termination by the Company or by the Executive during the Employment Period shall be communicated by Notice of Termination to the other party given in accordance with Section 10 hereof. The term "Notice of Termination" shall mean a written notice which (a) indicates the specific termination provision in this Agreement relied upon and (b) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company hereunder or preclude the Executive or the Company from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

         5.4        Date of Termination

         During the Employment Period, "Date of Termination" means (a) if the Executive's employment is terminated by reason of death, at the end of the calendar month in which the Executive's death occurs, (b) if the Executive's employment is terminated by reason of Total Disability, immediately upon a determination by the Company of the Executive's Total Disability, and (c) in all other cases, five days after the date of personal delivery of or mailing of, as applicable, the Notice of Termination. The Executive's employment and performance of services will continue during such five-day period; provided, however, that the Company may, upon notice to the Executive and without reducing the Executive's compensation during such period, excuse the Executive from any or all of his duties during such period.

6.       TERMINATION PAYMENTS

         In the event of termination of the Executive's employment during the Employment Period, all compensation and benefits set forth in this Agreement shall terminate except as specifically provided in this Section 6.

         6.1 Termination by the Company for Other Than Cause or by the Executive for Good Reason

         If the Company terminates the Executive's employment other than for Cause or the Executive terminates his employment for Good Reason prior to the end of the Employment Period, the Executive shall be entitled to:

                  (a) receive payment of the following accrued obligations (the "Accrued Obligations"):

                           (i) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid;

                           (ii) the product of (x) the Annual Bonus payable with respect to the fiscal year in which the Date of Termination occurs and
         (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365; and

                           (iii) any compensation previously deferred by the Executive (together with accrued interest or earnings thereon, if any) as such deferred compensation becomes payable under the deferral plan, and any accrued vacation pay, in each case to the extent not theretofore paid;

                  (b) for [one][two] year[s] after the Date of Termination, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under group health insurance plans and other group insurance programs (such as life, disability, etc.) such that the Executive and/or the Executive's family is provided with benefits that are, in the aggregate, substantially equivalent to those which would have been provided to them in accordance with the Company plans that would have been available to Executive if the Executive's employment had not been terminated; provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive health or other group insurance benefits under another employer-provided plan, the health and other group insurance benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility (such continuation of such benefits for the period herein set forth shall be hereinafter referred to as the "Welfare Benefit Continuation"); and

                  (c) subject to adjustment as provided in Section 6.2, an amount as severance pay equal to the product of (i) [three][two][one] and (ii) the sum of the Executive's (x) Annual Base Salary and (y) Annual Bonus payable for the fiscal year in which the Date of Termination occurs.

         6.2        Option Acceleration Value Adjustment to Severance Pay

         If the multiplicand in clause 6.1(c)(i) above is "three" or "two," the amount otherwise payable to Executive under Section 6.1(c) is subject to reduction as provided in this Section 6.2 in the event that the Executive receives value from acceleration of vesting of stock options in connection with the Change of Control which triggered the Effective Date of this Agreement (as further defined below, the "Option Acceleration Value"). In such case, any amounts payable to Executive under Section 6.1(c) shall be reduced by the lesser of (a) the amount calculated pursuant to clause 6.1(c)(ii) above or (b) the Option Acceleration Value.

         The "Option Acceleration Value," if any, shall be calculated by multiplying (y) the amount by which the per share consideration received by the Company's shareholders in connection with the Change of Control exceeds the per share exercise price of options held by the Executive, by (z) the number of options accelerated in connection with the Change of Control which would not have subsequently vested prior to the termination of Executive's employment. If Executive holds more than one option at varying exercise prices, the foregoing calculation shall be done with respect to each option and the results of such calculations shall be aggregated to determine the Option Acceleration Value.

         The following example is intended to illustrate the foregoing calculation of Option Acceleration Value. Facts assumed for purposes of example only: (a) Executive is granted an option on November 1, 1998 to purchase 1,000 shares of the Company's common stock at an exercise price of $10 per share, with vesting 25% annually over a four-year period; (b) a Change of Control occurs on March 31, 2000, in which the Company's shareholders exchange each of their shares of the Company's common stock for $25 worth of common stock of the acquiring company; (c) vesting of the unvested portion (750 shares) of Executive's option is accelerated in connection with the Change of Control; and
(d) Executive's employment is terminated by the Company without Cause on November 30, 2000. Although vesting of options to purchase 750 shares was accelerated in connection with the Change of Control, because Executive would have vested (on November 1, 2000) an additional 250 shares prior to his termination, the benefit Executive realized from the acceleration was acceleration of vesting of 500 shares. Executive's Option Acceleration Value is therefore ($25 - $10) x 500, which equals $7,500.

         6.3        Termination for Cause or Other Than for Good Reason

         If the Executive's employment shall be terminated by the Company for Cause or by the Executive for other than Good Reason during the Employment Period, this Agreement shall terminate without further obligation to the Executive other than the obligation to pay to the Executive his Annual Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Executive (as such deferred compensation becomes payable under the deferral plan), in each case to the extent theretofore unpaid.

         6.4        Stay Bonus

         If the Executive's employment is not terminated prior to the first anniversary of the Effective Date, upon the first anniversary of the Effective Date the Executive shall be entitled to receive a bonus equal to the sum of the Executive's then current Annual Base Salary and Annual Bonus paid or payable with respect to the Company's most recently completed fiscal year, whether or not Executive's employment with the Company continues beyond the first anniversary of the Effective Date. The bonus payable under this Section 6.4 shall be in addition to all other compensation to which the Executive is entitled.

         6.5        Termination Because of Death or Total Disability

         If the Executive's employment is terminated by reason of the Executive's death or Total Disability during the Employment Period, this Agreement shall terminate automatically without further obligations to the Executive or his legal representatives under this Agreement, other than for payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable in the case of the Executive's death), and the timely payment or provision of the Welfare Benefit Continuation.

         6.6        Payment Schedule

         All payments under Section 6.1(a) and (c) shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

         6.7        Excise Taxes

                  (a) In the event that the Executive becomes entitled to the payments or other benefits described in Section 6.1 hereof and the Executive becomes subject to the tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision (the "Excise Tax") as a result of such payments and benefits and any other payments or benefits from the Company required to be taken into account under Code Section 280G(b)(2) (collectively, "Parachute Payments"), the Company shall pay to Executive an additional amount (the "Make-Whole Payment") equal to the sum of (i) the Excise Tax payable to the Executive prior to the Make-Whole Payment and (ii) the Federal, state and local income tax and Excise Tax (including any interest or penalties thereon) payable upon all payments made under subparagraphs (i) and
(ii) of this Section 6.7(a).

                  (b) All determinations required to be made under this Section 6.7, including whether the Executive has received a Parachute Payment, shall be made by the Company's accounting firm (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that the Executive has received a payment under Section 6.1, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. As promptly as practicable following such determination, the Company shall pay to or distribute for the benefit of the Executive such payments as are then due to the Executive under this Agreement. Any determination by the Accounting Firm shall be binding upon the Company and Executive.

         6.8        Cause

         For purposes of this Agreement, "Cause" means cause given by the Executive to the Company and shall include, without limitation, the occurrence of one or more of the following events:

                  (a) Failure or refusal to carry out any lawful duties of the Executive described in Section 1.3 hereof or any directions of the Board reasonably consistent with the duties herein set forth to be performed by the Executive;

                  (b) Violation by the Executive of a state or federal criminal law involving the commission of a crime against the Company or any other criminal act involving moral turpitude;

                  (c) Current abuse by the Executive of alcohol or controlled substances; deception, fraud, misrepresentation or dishonesty by the Executive; any incident materially compromising the Executive's reputation or ability to represent the Company with the public; any act or omission by the Executive which substantially impairs the Company's business, goodwill or reputation; or any other misconduct; or

                  (d) Any other material violation of any provision of this Agreement.

         6.9        Good Reason

         For purposes of this Agreement, "Good Reason" means

                  (a) The assignment to the Executive of any duties inconsistent in any material respect with the Executive's position, authority, duties or responsibilities as contemplated by Section 1.3 hereof or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive, and further excluding reasonable changes in particular duties and reporting responsibilities which may result from the Company becoming part of a larger business organization at some future time provided that such changes in the aggregate do not result in a material alteration in the Executive's position, authority, duties or responsibilities;

                  (b) Any failure by the Company to comply with any of the provisions of Section 3 hereof, other than an isolated and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                  (c) The Company's requiring the Executive to be based at any office or location other than that described in Section 1.4 hereof; or

                  (d) Any  failure  by the  Company to comply  with and  satisfy
Section 11 hereof, provided that the Company's successor has received at least ten days' prior written notice from the Company or the Executive of the requirements of Section 11 hereof.

7.       REPRESENTATIONS, WARRANTIES AND OTHER CONDITIONS

         In order to induce the Company to enter into this Agreement, the Executive represents and warrants to the Company as follows:

         7.1        Health

         The Executive is in good health and knows of no physical or mental disability which, with or without any accommodation which may be required by law and which places no undue burden on the Company, would prevent him from fulfilling his obligations hereunder. The Executive agrees, if the Company requests, to submit to periodic medical examinations by a physician or physicians designated by, paid for and arranged by the Company. The Executive agrees that the examination's medical report shall be provided to the Company.

         7.2        No Violation of Other Agreements

         The Executive represents that neither the execution nor the performance of this Agreement by the Executive will violate or conflict in any way with any other agreement by which the Executive may be bound.

8.       NONDISCLOSURE; NONCOMPETITION; RETURN OF MATERIALS

         The Company and the Executive hereby reaffirm the Employee Invention and Nondisclosure Agreement previously executed by the Executive (attached as Exhibit A to this Agreement), and expressly incorporated herein as part of this Agreement. Consistent with the Employee Invention and Nondisclosure Agreement, Employee agrees that at no time during the Employment Period or within one year thereafter will Employee become involved in any activity or with any business entity anywhere in the world which directly or indirectly competes with any material product or service of the Company or its affiliates.

         All documents, records, notebooks, notes, memoranda, drawings or other documents pertaining to the Company and its business made or compiled by the Executive at any time, or in his possession, including any and all copies thereof, shall be the property of the Company and shall be held by the Executive in trust and solely for the benefit of the Company, and shall be delivered to the Company by the Executive upon termination of employment or at any other time upon request by the Company.

         The Executive understands that the Company will be relying on this Agreement in continuing the Executive's employment, paying him compensation, granting him any promotions or raises, or entrusting him with any information which helps the Company compete with others.

9.       NOTICE AND CURE OF BREACH

         Whenever a breach of this Agreement by either party is relied upon as justification for any action taken by the other party pursuant to any provision of this Agreement, other than clause (b), (c) or (d) of Section 6.8 hereof, before such action is taken, the party asserting the breach of this Agreement shall give the other party at least ten days' prior written notice of the existence and the nature of such breach before taking further action hereunder and shall give the party purportedly in breach of this Agreement the opportunity to correct such breach during the ten-day period.

10.      FORM OF NOTICE

         Every notice required by the terms of this Agreement shall be given in writing by serving the same upon the party to whom it was addressed personally or by registered or certified mail, return receipt requested, at the address set forth below or at such other address as may hereafter be designated by notice given in compliance with the terms hereof:

         If to the Executive:



         If to the Company:                          Itron, Inc.
                              2818 N. Sullivan Rd.
                                Spokane, WA 99215
                                                     Attention:  President

or such other address as shall be provided in accordance with the terms hereof. Except as set forth in Section 5.4 hereof, if notice is mailed, such notice shall be effective upon mailing.

11.      ASSIGNMENT

         This Agreement is personal to the Executive and shall not be assignable by the Executive. The Company may assign its rights hereunder to (a) any corporation resulting from any merger, consolidation or other reorganization to which the Company is a party or (b) any corporation, partnership, association or other person to which the Company may transfer all or substantially all of the assets and business of the Company existing at such time. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

         The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean Itron, Inc. and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

12.      FULL SETTLEMENT

         The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action that the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and, except as provided in Section 6.1(b), such amounts shall not be reduced whether or not the Executive obtains other employment. The Company agrees to pay promptly upon invoice, to the full extent permitted by law, all legal fees and expenses that the Executive may incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement).

13.      WAIVERS

         No delay or failure by any party hereto in exercising, protecting or enforcing any of its rights, titles, interests or remedies hereunder, and no course of dealing or performance with respect thereto, shall constitute a waiver thereof. The express waiver by a party hereto of any right, title, interest or remedy in a particular instance or circumstance shall not constitute a waiver thereof in any other instance or circumstance. All rights and remedies shall be cumulative and not exclusive of any other rights or remedies.

14.      TERMINATION; AMENDMENTS IN WRITING

         The Company may unilaterally terminate the Change of Control Period by notice given to the Executive in accordance with Section 1.1(b) and Section 9 hereof. No other amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor consent to any departure therefrom by either party hereto, shall in any event be effective unless the same shall be in writing, specifically identifying this Agreement and the provision intended to be amended, modified, waived, terminated or discharged and signed by the Company and the Executive, and each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by the Company and the Executive.

15.      APPLICABLE LAW

         This Agreement shall in all respects, including all matters of construction, validity and performance, be governed by, and construed and enforced in accordance with, the laws of the State of Washington, without regard to any rules governing conflicts of laws.

16.      SEVERABILITY

         If any provision of this Agreement shall be held invalid, illegal or unenforceable in any jurisdiction, for any reason, including, without limitation, the duration of such provision, its geographical scope or the extent of the activities prohibited or required by it, then, to the full extent permitted by law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intent of the parties hereto as nearly as may be possible, (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision hereof, and (c) any court or arbitrator having jurisdiction thereover shall have the power to reform such provision to the extent necessary for such provision to be enforceable under applicable law.

17.      ENTIRE AGREEMENT

         This Agreement on and as of the date hereof constitutes the entire agreement between the Company and the Executive with respect to the subject matter hereof and all prior or contemporaneous oral or written communications, understandings or agreements between the Company and the Executive with respect to such subject matter are hereby superseded and nullified in their entireties, with the exception of the Employee Invention and Nondisclosure Agreement referenced in Section 8.

18.      WITHHOLDING

         The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

19.      COUNTERPARTS

         This  Agreement  may  be  executed  in  counterparts,   each  of  which
counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed and entered into this Agreement on the date set forth above.

                                               EXECUTIVE



                                               [Executive]

                                               ITRON, INC.


                                               By
                                               Its Chairman of the Board,
                                               President & CEO







                                  APPENDIX A TO

                           CHANGE OF CONTROL AGREEMENT



         For purposes of this Agreement, a "Change of Control" shall mean:

         (a) A "Board Change" which, for purposes of this Agreement, shall have occurred if a majority (excluding vacant seats) of the seats on the Company's Board are occupied by individuals who were neither (i) nominated by a majority of the Incumbent Directors nor (ii) appointed by directors so nominated. An "Incumbent Director" is a member of the Board who has been either (i) nominated by a majority of the directors of the Company then in office or (ii) appointed by directors so nominated, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the
"Exchange Act")) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person (as hereinafter defined) other than the Board; or

         (b) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of (i) 20% or more of either (A) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), in the case of either (A) or (B) of this clause
(i), which acquisition is not approved in advance by a majority of the Incumbent Directors, or (ii) 33% or more of either (A) the Outstanding Company Common Stock or (B) the Outstanding Company Voting Securities, in the case of either
(A) or (B) of this clause (ii), which acquisition is approved in advance by a majority of the Incumbent Directors; provided, however, that the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Company, (x) any acquisition by the Company, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this Appendix A are satisfied; or

         (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless, immediately following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportion as their ownership immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 33% or more of the Outstanding Company Common Stock or the Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were the Incumbent Directors at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all the assets of the Company, other than to a corporation with respect to which immediately following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 33% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were approved by a majority of the Incumbent Directors at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

         Notwithstanding the foregoing, there shall not be a Change of Control if, in advance of such event, the Executive agrees in writing that such event shall not constitute a Change of Control.